Exhibit 10.9

CHINA ASCENDANCE ACQUISITION CORPORATION

_____________ ___, 2008

China Ascendance Management Corporation
108 North 4th Ring East Road
QianHe JiaYuan
Building 9, Suite 607
Beijing, 100029, China

Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (“Effective Date”) of the registration statement for the initial public offering (“IPO”) of the securities of China Ascendance Acquisition Corporation (“CAAC”) and continuing until the earlier of the consummation by CAAC of a “Business Combination” (as described in CAAC’s IPO prospectus) or CAAC’s liquidation (the “Termination Date”), China Ascendance Management Corp. shall make available to CAAC certain office and secretarial services as may be required by CAAC from time to time, situated at 108 North 4th Ring East Road, QianHe JiaYuan, Building 9, Suite 607, Beijing, 100029, China. In exchange therefore, CAAC shall pay China Ascendance Management Corporation the sum of $7,500 per month on the Effective Date and continuing monthly thereafter until the Termination Date.

Very truly yours,

CHINA ASCENDANCE ACQUISITION CORPORATION

By:
Name:
Title

AGREED TO AND ACCEPTED BY:

CHINA ASCENDANCE MANAGEMENT CORPORATION

By: _________________
Name:
Title: